UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 688-3775

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On August 9, 2021, Infrastructure and Energy Alternatives, Inc. (the “Company”) issued a press release to announce that IEA Energy Services LLC, its wholly owned subsidiary, priced the previously announced offering of $300 million aggregate principal amount of its 6.625% senior unsecured notes due 2029 (the “Notes”), on August 6, 2021, in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and/or to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act (the “Offering”). The Notes will be guaranteed on a senior unsecured basis by IEA and certain of its domestic wholly-owned subsidiaries. The Company expects that the closing of the Offering will occur on August 17, 2021, subject to the satisfaction of customary closing conditions.

The Issuer intend to use the net proceeds from the Offering to repay the balance outstanding under our term loan under our Third Amended and Restated Credit Agreement and to pay for the redemption of a portion of our outstanding Series B Preferred Stock.

The Notes and related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

A copy of the press release is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1. The information “furnished” pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy the Notes. Any offers of the Notes will be made only by means of a private offering memorandum.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report and information incorporated by reference herein, constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipate,” “expect,” “could,” “may,” “intend,” “plan” and “believe,” among others, generally identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements regarding the Offering, such as the timing of the Offering and the intended use of net proceeds from the Offering. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release. For a full description of the risks and uncertainties which could cause actual results to differ from our forward-looking statements, please refer to IEA’s periodic filings with the SEC including those described as “Risk Factors” in IEA’s annual report on Form 10-K filed on March 8, 2021 and any quarterly reports on Form 10-Q filed thereafter. IEA does not undertake any obligation to update forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release announcing the pricing of the Notes offering, dated August 9, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Erin Roth
	Name:	Erin Roth
	Title:	Executive Vice President, General Counsel